    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 1999
                                                      REGISTRATION NO. 333-85103
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          VERITAS SOFTWARE CORPORATION
           (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 7372                                77-0507675
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)                IDENTIFICATION NO.)

             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                  CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  MARK LESLIE
               CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         VERITAS OPERATING CORPORATION
           (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 7372                                94-2823068
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)                IDENTIFICATION NO.)

             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                  CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  MARK LESLIE
               CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO

                              HORACE L. NASH, ESQ.
                            PIYASENA C. PERERA, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                          PALO ALTO, CALIFORNIA 94306
                                 (650) 494-0600

                            EDWARD M. URSCHEL, ESQ.
                            SENIOR CORPORATE COUNSEL
                          VERITAS SOFTWARE CORPORATION
                              1600 PLYMOUTH STREET
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000

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

               DEREGISTRATION OF NOTES AND SHARES OF COMMON STOCK
                       ISSUABLE UPON CONVERSION OF NOTES

     The co-registrants file this post-effective amendment to deregister the 5 1/4% Convertible Subordinated Notes due 2004 and the shares of common stock, $0.001 par value per share, issuable upon conversion of the notes. The co-registrants are no longer obligated to keep the registration statement effective under the terms of the Registration Rights Agreement dated as of October 1, 1997 between VERITAS Operating Corporation (then named VERITAS Software Corporation) and UBS Securities LLC, which agreement was filed as
Exhibit 4.05 to the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, VERITAS Software Corporation has duly caused this Amendment to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, County of Santa Clara, State of California, on the 14th day of October, 1999.

                                          VERITAS SOFTWARE CORPORATION

                                          By:       /s/ JAY A. JONES
                                            ------------------------------------
                                                        Jay A. Jones
                                                   Senior Vice President,
                                              Chief Administrative Officer and
                                                          Secretary

     Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
            PRINCIPAL EXECUTIVE OFFICER:

                  /s/ *MARK LESLIE                     Chief Executive Officer and   October 14, 1999
-----------------------------------------------------     Chairman of the Board
                     Mark Leslie

               PRINCIPAL FINANCIAL AND
            PRINCIPAL ACCOUNTING OFFICER:

                /s/ *KENNETH LONCHAR                      Senior Vice President,     October 14, 1999
-----------------------------------------------------  Finance and Chief Financial
                   Kenneth Lonchar                               Officer

                ADDITIONAL DIRECTORS:

               /s/ *FRED VAN DEN BOSCH                           Director            October 14, 1999
-----------------------------------------------------
                 Fred van den Bosch

                                                                 Director
-----------------------------------------------------
                    Steven Brooks

                                                                 Director
-----------------------------------------------------
                 William H. Janeway

               /s/ *GREGORY B. KERFOOT                           Director            October 14, 1999
-----------------------------------------------------
                 Gregory B. Kerfoot

                /s/ *STEPHEN J. LUCZO                            Director            October 14, 1999
-----------------------------------------------------
                  Stephen J. Luczo

                /s/ *JOSEPH D. RIZZI                             Director            October 14, 1999
-----------------------------------------------------
                   Joseph D. Rizzi

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                                                                 Director
-----------------------------------------------------
                 Geoffrey W. Squire

                *By: /s/ JAY A. JONES
  ------------------------------------------------
                    Jay A. Jones
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, VERITAS Operating Corporation has duly caused this Amendment to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Mountain View, County of Santa Clara, State of California, on the 14th day of October, 1999.

                                          VERITAS OPERATING CORPORATION

                                          By:       /s/ JAY A. JONES
                                            ------------------------------------
                                                        Jay A. Jones
                                                   Senior Vice President,
                                              Chief Administrative Officer and
                                                          Secretary

     Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
            PRINCIPAL EXECUTIVE OFFICER:

                  /s/ *MARK LESLIE                     Chief Executive Officer and   October 14, 1999
-----------------------------------------------------     Chairman of the Board
                     Mark Leslie

               PRINCIPAL FINANCIAL AND
            PRINCIPAL ACCOUNTING OFFICER:

                /s/ *KENNETH LONCHAR                      Senior Vice President,     October 14, 1999
-----------------------------------------------------  Finance and Chief Financial
                   Kenneth Lonchar                               Officer

                ADDITIONAL DIRECTORS:

               /s/ *FRED VAN DEN BOSCH                           Director            October 14, 1999
-----------------------------------------------------
                 Fred van den Bosch

                 /s/ *STEVEN BROOKS                              Director            October 14, 1999
-----------------------------------------------------
                    Steven Brooks

                                                                 Director
-----------------------------------------------------
                 William H. Janeway

                /s/ *JOSEPH D. RIZZI                             Director            October 14, 1999
-----------------------------------------------------
                   Joseph D. Rizzi

                                                                 Director
-----------------------------------------------------
                 Geoffrey W. Squire

                *By: /s/ JAY A. JONES
  ------------------------------------------------
                    Jay A. Jones
                  Attorney-in-Fact